Exhibit 21.1

SUBSIDIARIES

Domestic Subsidiaries

1.	Boston Options Exchange Regulation, LLC (organized in Delaware)
2.	Boston Stock Exchange Clearing Corporation (incorporated in Massachusetts)
3.	Carpenter Moore Insurance Services, Inc. (incorporated in California)
4.	Carpenter Moore (San Francisco) LLC (organized in California)
5.	Direct Report Corporation (incorporated in Delaware)
6.	Directors Desk, LLC (organized in Delaware)
7.	GlobeNewswire, Inc. (incorporated in California)
8.	Independent Research Network, LLC (60% owned by the Company) (organized in Delaware)
9.	Inet Futures Exchange, LLC (organized in Delaware)
10.	INET Technology Services, LLC (organized in Delaware)
11.	International Derivatives Clearing Group, LLC (organized in Delaware)
12.	International Derivatives Clearinghouse, LLC (organized in Delaware)
13.	International Derivatives EBOT, LLC (organized in Delaware)
14.	International Derivatives Exchange, LLC (organized in Delaware)
15.	Nasdaq Execution Services, LLC (organized in Delaware)
16.	NASDAQ Global, Inc. (incorporated in Delaware)
17.	Nasdaq International Marketing Initiatives, Inc. (incorporated in Delaware)
18.	NASDAQ OMX BX, Inc. (incorporated in Delaware)
19.	NASDAQ OMX BX Equities LLC (organized in Delaware)
20.	NASDAQ OMX Futures Exchange, Inc. (incorporated in Pennsylvania)
21.	NASDAQ OMX Information, LLC (organized in Delaware)
22.	NASDAQ OMX PHLX, Inc. (incorporated in Delaware)
23.	NASDAQ Options Services, LLC (organized in Delaware)
24.	Nasdaq Technology Services, LLC (organized in Delaware)
25.	Norway Acquisition LLC (organized in Delaware)
26.	OM Technology (US) Inc. (incorporated in Delaware)
27.	OMX (US) Inc. (incorporated in Delaware)
28.	The NASDAQ Options Market LLC (organized in Delaware)
29.	The Nasdaq Stock Market Educational Foundation, Inc. (incorporated in Delaware) (non-profit)
30.	The NASDAQ Stock Market LLC (organized in Delaware)
31.	The Stock Clearing Corporation of Philadelphia (incorporated in Pennsylvania)
32.	The Trade Reporting Facility, LLC (organized in Delaware)

Foreign Subsidiaries*

1.	AB NASDAQ OMX Vilnius (93% owned by NASDAQ OMX Helsinki Ltd) (organized in Lithuania)
2.	AS Arvelduskoda (organized in Estonia)
3.	AS Eesti Väärtpaberikeskus (organized in Estonia)
4.	AS Latvijas Centralais depozitaris (93% owned) (organized in Latvia)
5.	AS OMX Registrikeskus (organized in Estonia)
6.	Carpenter Moore Insurance Services Ltd. (organized in the United Kingdom)
7.	“Central Depository of Armenia” Open Joint Stock Company (organized in Armenia)
8.	Clearing Control CC AB (50% owned by NASDAQ OMX Stockholm)
9.	eDesk Intressenter AB (organized in Sweden)
10.	Eignarhaldsfelagid Verdbrefathing hf. (99.9% owned) (organized in Iceland)
11.	Findata AB (organized in Sweden)
12.	Helsingin Arvopaperiparkki Oy (organized in Finland)
13.	Näringslivskredit NLK AB (organized in Sweden)
14.	Nasdaq Canada Inc. (organized in Canada)
15.	Nasdaq Global Funds (Ireland) Limited (organized in Ireland)
16.	Nasdaq International Limited (organized in the United Kingdom)
17.	“NASDAQ OMX Armenia” Open Joint Stock Company (organized in Armenia)
18.	NASDAQ OMX Broker Services Iceland hf. (organized in Iceland)
19.	NASDAQ OMX Commodities AS (organized in Norway)

20.	NASDAQ OMX Copenhagen A/S (organized in Denmark)
21.	NASDAQ OMX Europe Limited (organized in the United Kingdom)
22.	NASDAQ OMX Helsinki Ltd (organized in Finland)
23.	NASDAQ OMX Holding AB (organized in Sweden)
24.	NASDAQ OMX Holding Luxembourg Sàrl (organized in Luxembourg)
25.	NASDAQ OMX Iceland hf. (organized in Iceland)
26.	NASDAQ OMX Nordic Ltd (organized in Finland)
27.	NASDAQ OMX Riga, AS (93% owned by NASDAQ OMX Nordic Ltd) organized in Latvia)
28.	NASDAQ OMX Stockholm AB (organized in Sweden)
29.	NASDAQ OMX Tallinn AS (62% owned) (organized in Estonia)
30.	Nightingale Acquisition Limited (organized in the United Kingdom)
31.	Nord Pool Clearing ASA (organized in Norway)
32.	Nord Pool Consulting AS (organized in Norway)
33.	OM London Exchange Ltd (organized in the United Kingdom)
34.	OM Technology Canada Inc. (organized in Canada)
35.	OM Technology Consulting (Shanghai) Company Ltd. (organized in China)
36.	OMX AB (organized in Sweden)
37.	OMX Broker Services AB (organized in Sweden)
38.	OMX Capital Insurance AG (organized in Switzerland)
39.	OMX Derivatives A/S (organized in Denmark)
40.	OMX Exchanges Holding Danmark A/S (organized in Denmark)
41.	OMX Ltd. (organized in China)
42.	OMX Germany GmbH (organized in Germany)
43.	OMX Netherlands BV (organized in the Netherlands)
44.	OMX Netherlands Holding BV (organized in the Netherlands)
45.	OMX Nordic Exchange System Support Stockholm AB (organized in Sweden)
46.	OMX Pte Ltd (organized in Singapore)
47.	OMX Securities Financial Limited (100% owned OMX Securities Services UK LLP) (organized in the United Kingdom)
48.	OMX Securities Holdings Ltd. (51% owned by OMX Technology Ltd) (organized in the United Kingdom)
49.	OMX Securities Limited (100% owned OMX Securities Holdings Ltd) (organized in the United Kingdom)
50.	OMX Securities Nominees Limited (100% owned by OMX Securities Services UK LLP) (organized in the United Kingdom)
51.	OMX Securities Services Ltd (organized in Finland)
52.	OMX Securities Services UK LLP (99% owned by OMX Securities Ltd, 1% owned by Secondco Ltd) (organized in the United Kingdom)
53.	OMX Technology AB (organized in Sweden)
54.	OMX Technology Australia Pty Limited (organized in Australia)
55.	OMX Technology Energy Systems AS (organized in Norway)
56.	OMX Technology (Ireland) Ltd (organized in Ireland)
57.	OMX Technology Italy Srl (organized in Italy)
58.	OMX Technology Ltd. (organized in the United Kingdom)
59.	OMX Technology (UK) Ltd. (organized in the United Kingdom)
60.	OMX Treasury AB (organized in Sweden)
61.	OMX Treasury Euro AB (organized in Sweden)
62.	OMX Treasury Euro Holding AB (organized in Sweden)
63.	Power Clearing Systems AS (organized in Norway)
64.	Secondco Limited (100% owned by OMX Securities Holdings Ltd) (organized in the United Kingdom)
65.	Shareholder.com B.V. (organized in the Netherlands)
66.	Stockholms Fondbörs AB (organized in Sweden)
67.	Stockholmsbörsen IT Support AB (organized in Sweden)
68.	Stockholmsbörsen IT Support KB (organized in Sweden)
69.	UAB OMX Nordic Exchange Service Provider (organized in Lithuania)
70.	Upplysingathing ehf. [unofficial name: ICEX info] (organized in Iceland)
71.	Verdbrefaskraning Islands hf. [unofficial name: Icelandic Securities Depository] (organized in Iceland)

*	The list of subsidiaries does not include foreign branches of particular subsidiaries.